Exhibit 99.1

Press Release AIG 175 Water Street New York, NY 10038 www.aig.com Validus Holdings, Ltd. 29 Richmond Road, Pembroke, HM 08 Bermuda www.validusholdings.com
Contacts:

AIG
Investors: Liz Werner; +1-212-770-7074; elizabeth.werner@aig.com
Media: Matt Gallagher; +1-212-458-3247; matthew.gallagher2@aig.com
           Daniel O’Donnell; +1-212-770-3141; daniel.odonnell@aig.com

Validus Holdings, Ltd.
Investors: +1-441-278-9000; investor.relations@validusholdings.com
Media: Brunswick Group, Charlotte Connerton / Mustafa Riffat; +1-212-333-3810

AIG TO ACQUIRE VALIDUS FOR $5.56 BILLION IN CASH

Acquisition is significant step forward in AIG’s strategy for profitable growth and brings a diverse and complementary set of attractive franchises across specialized products and regions

Acquisition significantly enhances AIG’s General Insurance capabilities, adding a leading reinsurance underwriter, a highly regarded operation at Lloyd’s, an enhanced offering in the U.S. domestic market, and an insurance-linked securities asset manager

Acquisition expected to be immediately accretive to AIG’s earnings and return on equity (ROE)

Validus brings well-respected management and underwriting teams with an established track record of underwriting performance

All-cash transaction of $68.00 per Validus share represents attractive value for Validus shareholders, to be funded by cash on hand

NEW YORK and PEMBROKE, Bermuda, January 22, 2018 – Leading global insurer American International Group, Inc. (NYSE: AIG) today announced it has entered into a definitive agreement to acquire all outstanding common shares of Validus Holdings, Ltd. (“Validus,” NYSE: VR), a leading provider of reinsurance, primary insurance, and asset management services. The transaction enhances AIG’s General Insurance business, adding a leading reinsurance platform, an insurance- linked securities asset manager, a meaningful presence at Lloyd’s and complementary capabilities in the U.S. crop and excess and surplus (E&S) markets.

Holders of Validus common shares will receive cash consideration of $68.00 per share, for an aggregate transaction value of $5.56 billion, funded by cash on hand.

“Validus is an excellent strategic fit for AIG, bringing new businesses and capabilities to our General Insurance operation, expanding the bench of our management team and deepening our underwriting expertise,” said Brian Duperreault, President and Chief Executive Officer of AIG. “With our global scale and the strength of our balance sheet, I am confident that Validus will thrive within AIG and strengthen our ability to deliver profitable growth for our shareholders as we strategically position AIG for the future.”

Ed Noonan, Validus’ Chairman and Chief Executive Officer, said, “We believe this transaction offers compelling value for our shareholders and reflects the strength of the business we’ve built together with our talented global team. Joining AIG and becoming part of a larger, more diversified organization immediately opens new opportunities for our people and our franchise. Validus will be able to serve clients and brokers in new and exciting ways, which will enhance our ability to grow profitably.”

Peter Zaffino, AIG’s Chief Executive Officer, General Insurance, said, “I have worked with and admired Validus since its formation and have the utmost respect for what the management team has achieved. They have built a business that is highly compatible with AIG’s General Insurance business. Brokers and customers of both companies will benefit from this acquisition, and I look forward to all that we will be able to accomplish by bringing Validus into AIG.”

Strategic Rationale

The acquisition of Validus represents a significant step forward in AIG’s strategy to deliver profitable growth. The acquisition brings a diverse and complementary set of attractive franchises across specialized products and regions:

●          Validus Re, a leading treaty reinsurer with a focus on property catastrophe, marine and specialty, brings deep relationships with brokers and clients and will benefit from being part of a more diversified business, along with the additional size and strength of AIG’s balance sheet.

●          AlphaCat, which manages $3.2 billion on behalf of clients by investing in insurance-linked securities products, will leverage the underwriting expertise within Validus Re and provide greater risk management flexibility.

●          Talbot, a Lloyd’s of London syndicate focused on short-tail specialty lines, will broaden AIG’s technical underwriting expertise and provide access to distribution in the largest specialty insurance market in the world. Talbot’s brokers and clients will benefit from the complete suite of capabilities that has made AIG a global leader, along with access to solutions both within and outside of the Lloyd’s market.

●          Western World, a U.S. specialty property and casualty underwriter focused on the small commercial E&S and admitted markets, will add technical expertise in binding authority. In addition, AIG gains Crop Risk Services, which provides access to the North American crop insurance market.

Validus also adds to AIG’s talent and underwriting capabilities with the addition of well-respected management and underwriting teams with a consistent record of strong underwriting results.

Compelling Financial Benefits for AIG and Validus

The transaction is expected to be immediately accretive to AIG’s earnings per share and return on equity (ROE). Validus brings complementary, market-leading capabilities to AIG, enhancing AIG’s platform and long-term growth opportunities for both companies. The diversification benefits of the transaction also provide significant additional capital efficiencies over time.

Steps to Closing

The transaction has been unanimously recommended by the boards of directors of AIG and Validus. The transaction is expected to close mid-2018, subject to approval by Validus shareholders and other customary closing conditions, including regulatory approvals in relevant jurisdictions and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Advisors

Citigroup Global Markets Inc., Perella Weinberg Partners LP and Debevoise & Plimpton LLP advised AIG on the transaction. Validus was advised by J.P. Morgan Securities LLC and Skadden, Arps, Slate, Meagher & Flom LLP.

Analyst and Investor Call

AIG will host a conference call on Monday, January 22, 2018, at 8:00 a.m. EST to discuss the proposed transaction. The call is open to the public and can be accessed via a live listen-only webcast in the Investor Relations section of www.aig.com. For domestic callers, the number is 800-239-9838. For international callers, the number is +1-323-794-2551. The confirmation code is 5199391. A replay will be available at the same URL link as well as by telephone. For domestic callers, the number is

888-203-1112 and for international callers, 719-457-0820 with the same confirmation code.

About AIG

American International Group, Inc. (AIG) is a leading global insurance organization. Founded in 1919, today AIG member companies provide a wide range of property casualty insurance, life insurance, retirement products, and other financial services to customers in more than 80 countries and jurisdictions. These diverse offerings include products and services that help businesses and individuals protect their assets, manage risks and provide for retirement security. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance www.twitter.com/AIGinsurance | LinkedIn: www.linkedin.com/company/aig. These references with additional information about AIG have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release.

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

About Validus Holdings, Ltd.

Validus Holdings, Ltd. is a leading global provider of reinsurance, insurance, and asset management services, delivering its premier solutions through four diversified yet complementary operating companies: Validus Reinsurance, Ltd., a global reinsurance group focused primarily on treaty reinsurance; Talbot Underwriting Ltd., a specialty (re)insurance group operating within the Lloyd’s market through Syndicate 1183; Western World Insurance Group, Inc., a U.S. specialty lines organization; and AlphaCat Managers, Ltd., a Bermuda-based investment advisor managing capital for third parties and Validus through insurance-linked securities and other property catastrophe and specialty reinsurance investments.

Research and analytics are at the core of Validus’ operations and provide its team of expert practitioners with the knowledge and insight required to effectively model and interpret risk – an approach that consistently benefits clients and ensures their needs are met. Validus maintains a worldwide presence with more than 1,000 employees in 19 offices across all major regions and is listed on the New York Stock Exchange under the ticker symbol VR.

More information about the Validus group of companies can be found at validusholdings.com.

Forward-Looking Statements

Certain statements in this press release may include projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and AIG and Validus may make related oral, forward-looking statements on or following the date hereof. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s and Validus’ belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s and Validus’ control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “focused on achieving,” “view,” “target,” “goal,” or “estimate.” It is possible that AIG’s or Validus’ actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements.

The proposed transaction is subject to risks and uncertainties and factors that could cause AIG’s or Validus’ actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include, but are not limited to (i) that AIG and Validus may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain Validus shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (iv) the failure to realize the expected synergies from the transaction or delay in realization thereof; (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (vi) risks related to disruption of management’s attention from Validus’ ongoing business operations due to the proposed transaction; (vii) the effect of the announcement of the proposed transaction on Validus’ relationships with its clients, operating results and business generally; (viii) the outcome of any legal proceedings to the extent initiated against AIG, Validus or others following the announcement of the proposed transaction, as well as AIG’s and Validus’ management’s response to any of the aforementioned factors; (ix) industry conditions; and (x) other factors that can be found in AIG’s press releases and Securities and Exchange Commission (“SEC”) filings.

AIG and Validus are not under any obligation (and expressly disclaim any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, Validus plans to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Validus will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT VALIDUS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Validus with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Validus and its directors and executive officers are deemed to be participants in any solicitation of Validus’ shareholders in connection with the proposed transaction. Information about Validus’ directors and executive officers is available in Validus’ definitive proxy statement for its 2017 annual general meeting of shareholders, which was filed with the SEC on March 16, 2017.